JANUARY 15, 2021 DTE ENERGY BUSINESS UPDATE EXHIBIT 99.1

The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s and DTE Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This document contains forward-looking statements about DTE Energy’s intent to spin-off DTE Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the separation transaction, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. Safe harbor statement 2

Overview Spin transaction Long-term growth Environmental, Social and Governance (ESG) Appendix 3

Positioned to deliver significant shareholder value 1. Refers to DTE Midstream business, DTE’s natural gas pipeline, storage and gathering business post-transaction 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 Strategic separation of DTE and Midstream1 • Positions DTE as a predominantly pure-play utility ✓ ~90% of operating earnings2 and investments in utility operations ✓ 5-year utility investment $2 billion higher than prior plan ✓ Delivering clean, safe, reliable and affordable energy in top-tier regulatory environment • Establishes Midstream as an independent, natural gas midstream company ✓ Building on history of success with experienced management team ✓ Providing increased flexibility and opportunity for growth Continuing long track record of delivering value for shareholders with strong performance in 2020; well-positioned for 2021 ✓ Targeting 5% - 7% long-term operating EPS growth from 2020 original guidance midpoint ✓ 2021 operating EPS early outlook provides growth of 7% from 2020 original guidance midpoint ✓ Raising 2021 dividend by 7% while maintaining strong balance sheet and credit profile ✓ Focusing on environmental, social and governance priorities

Overview Spin transaction Long-term growth Environmental, Social and Governance (ESG) Appendix 5

Delivering greater shareholder value by creating a predominantly regulated utility and a uniquely positioned high-quality midstream business 6 • Positions DTE Energy as a high-growth, predominantly pure-play, best-in-class regulated Michigan-based utility • Establishes Midstream as an independent, natural gas midstream company with assets in premium basins connected to major demand markets • Enables each business to pursue separate and distinct strategies led by proven, experienced teams • Positions both companies to generate long-term shareholder value and serve their stakeholders • Provides capital allocation flexibility and capital structures that support distinct business models and growth objectives • Generates a combined dividend that is expected to be higher than DTE’s current, pre-transaction dividend − Expect 8% - 10% post-spin dividend increase from 2021 to 2022 versus planned 6% pre-spin − DTE Energy plans to continue a payout ratio and dividend growth target consistent with pure-play utility companies − Midstream plans to establish a growing dividend with an initial level competitive with midstream peers Unlocks full value of two premier businesses

Transaction overview 1. Expected to remain an independent Director of DTE Energy post-transaction 7 Structure • Spin-off of Midstream designed to be tax-free • Immediately after closing, DTE shareholders will: − Retain current DTE shares − Receive pro-rata dividend of Midstream shares Timing / approvals • Expected close mid-year 2021 • Multiple workstreams well underway • Subject to a Form 10 registration statement being declared effective by the SEC, regulatory approvals and satisfaction of other conditions • Requires final Board of Directors approval Leadership DTE Energy • CEO: Jerry Norcia • Executive Chairman: Gerry Anderson • Lead Independent Director: Ruth Shaw Midstream • CEO Elect: David Slater • Executive Chairman Elect: Robert Skaggs, Jr.1 Post-transaction businesses DTE Energy • DTE Electric • DTE Gas • Power & Industrial Projects and Energy Trading Midstream • Pipelines: Vector, Millennium, NEXUS, Birdsboro, Generation • Storage: Washington complex • Gathering and Laterals: Bluestone, Link, Blue Union / LEAP, Tioga, Michigan Gathering

Numerous benefits for DTE Energy as a predominantly pure-play regulated utility

Enhanced strategic focus	✓ Premier, predominantly pure-play regulated electric and natural gas utility
Investments in growth opportunities	✓ Substantially growing rate base with $17 billion of utility growth capital investment, a 13% increase over prior plan ✓ Aligned with aggressive ESG targets, net zero greenhouse gas emissions by 2050
Distinguished growth profiles	✓ 5% - 7% operating EPS[1] growth target from 2020 original guidance midpoint – Targeting average annual operating earnings growth of 7% - 8% at DTE Electric and 9% at DTE Gas from 2020 original guidance midpoint
Improved investor alignment	✓ Attracts shareholders desiring predictable, low-risk growth associated with regulated utilities
Seasoned management team	✓ Track record of providing clean, safe, reliable and affordable energy to our customers and being a force for growth in the communities where we live and serve
Competitive dividends	✓ Targeting dividend growth and payout ratio consistent with pure-play utility peers

Operating earnings transformation


70%
Today
Diversified energy company
30%
90%
Post-transaction
Predominantly pure-play regulated utility
10%

Capital investment


80%
Previous 5-year plan
2020 - 2024
20%
92%
Post-transaction 5-year plan²
2021 - 2025
8%
Utility
Non-utility

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Excludes Midstream capital

8

Midstream will be well-positioned with experienced leadership and unique, high-quality assets 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 2. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors. Definition of DCF (non-GAAP) included in the appendix 9 Enhanced strategic focus ✓ Positioned to be a premier, publicly traded natural gas midstream company with high-quality assets strategically located in premium basins connected to major demand markets Experienced leadership ✓ Proven, experienced leadership and highly engaged employees ✓ Among the best safety and reliability rankings in the industry Valuable growth opportunities ✓ Highly accretive organic growth on existing platforms ✓ Contracted growth on Haynesville assets Distinguished growth profile ✓ Assets backed by long-term contracts ✓ Diversified counterparties with solid credit profile ✓ Growing cash flows Better investor alignment ✓ Only independent, mid-cap, gas-focused midstream investment opportunity in Marcellus / Utica and Haynesville ✓ Attracts shareholders desiring higher dividends and upside opportunities associated with high-quality midstream companies Strong capital structure and dividend policy ✓ Improved flexibility to pursue accretive growth projects ✓ Initially targeting ~4x debt / adjusted EBITDA1 and ~2x dividend coverage ratio2 in 2021

Overview Spin transaction Long-term growth Environmental, Social and Governance (ESG) Appendix 10

8.1% 7.3% 6.5% 5.6% 5.6% 3.4% Delivering premium results through disciplined planning and management 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 12/31/2020 11 Delivering 2008 - 2019 operating EPS1 CAGR near top of Midwest pure-play utility peers Delivering total shareholder return2 well above industry average 79% 285% 422% 5-year 10-year 15-year S&P 500 Utilities DTE Continuing strong growth relative to Midwest pure-play peers Midwest pure-play peers DTE

Maintaining operating EPS[1] growth of 5% - 7% while becoming a predominantly pure-play utility

- 7.4% proforma operating EPS growth from 2020 original guidance midpoint to 2021 DTE early outlook midpoint
- Continuing 5% - 7% long-term operating EPS growth through significant milestones
  - Generating 90% of future operating earnings from regulated utilities
  - Delivering higher than targeted 5-year average utility operating earnings growth in early years of plan
  - Converting $1.3 billion of mandatory equity in 2022
  - Sunsetting REF business after 2021

DTE annualized proforma[2] operating EPS excluding Midstream



5% - 7% CAGR
$5.13
$5.51
7.4%
2020 original guidance midpoint
2021 early outlook midpoint
2022E
2023E
2024E
2025E

	2020 original guidance midpoint	2021 early outlook midpoint
Total DTE operating EPS midpoint	$6.61	$7.07[3]

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Reasonable proxy for DTE operating EPS excluding Midstream; additional disclosures are expected to occur by mid-year 2021 and any post-spin guidance will be provided later in the process
3. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur by mid-year 2021 and any post-spin guidance will be provided later in the process

DTE

12

2021 20252021 2025 Long history of finding opportunities to improve the customer experience with incremental investments at the utilities 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13 • Average annual operating earnings1 growth of 7% - 8% at DTE Electric and 9% at DTE Gas from 2020 original guidance midpoint in 5-year plan • Growth in operating earnings is higher in the early years of the plan offset by mandatory equity converts and REF sunset in 2022 • Utilities have a large backlog of capital that can be pulled forward in the later years of the plan • Conservative planning has historically yielded operating EPS growth at high end of guidance range • Utility investments increased historically plan-over-plan through continuous improvement and conservative planning while maintaining customer affordability $8.4 $10.4 $11.3 $12.0 $14.0 $1.8 $2.1 $2.5 $3.0 $3.0 2017 - 2021 2018 - 2022 2019 - 2023 2020 - 2024 2021 - 2025 5-year utility investment plans increased significantly each year $10.2 $12.5 $13.8 $15.0 $17.0 DTE GasDTE Electric (billions) ~$7 billion increase DTE Electric operating earnings annual growth percentage DTE Gas operating earnings annual growth percentage

1. Annualized dividend is the current consolidated pre-spin version of DTE; the spin is currently expected to occur by mid-year 2021 and any post-spin guidance will be provided later in the process 2. Subject to Board approval 3. Reasonable proxy for DTE combined annualized dividend - calculated using current disclosures; additional disclosures are expected to occur by mid-year 2021 and any post-spin dividend guidance will be provided later in the process 14 Spin generates a combined dividend that is expected to be higher than DTE’s current, pre-transaction dividend Annualized dividend $2.12 $4.34 • Increased annualized dividend per share every year since 2010 • 7% dividend increase in 2021 • Spin generates a combined dividend that is expected to be higher than DTE’s forecasted, pre-transaction dividend − Expect 8% - 10% post-spin dividend increase from 2021 to 2022 versus planned 6% pre-spin − DTE Energy plans to continue a payout ratio and dividend growth target consistent with pure-play utility companies − Midstream plans to establish a growing dividend with an initial level competitive with midstream peers More than 100 consecutive years of dividend payments 2009 2021 2022E ($ per share) 1 ~$4.70 - $4.803

Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 15 • Strong investment-grade credit rating − Currently maintaining 18% FFO1 / Debt2 − Spin transaction is credit enhancing allowing for ~16% FFO / Debt target • $3.5 billion of available liquidity at end of 3Q 2020 $0.0 - $0.2 $0.0 - $0.2 $1.3 Convertible equity units Planned equity issuances 2021 - 2023 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A (billions) 2021 2022 2023 $1.3 - $1.7 Minimal equity needs in 5-year plan post 2022

Peer average Distinctive continuous improvement culture drives strong track record of cost management vs. peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 16 • Controlling costs while improving the customer experience and targeting rate increases below 3% − Productivity enhancements − Technology innovations − Automation − Infrastructure replacements − Transition to cleaner energy • Lowered average electric industrial customer rate 11% since 2012 All 10,000+ employees engaged in CI to surface and solve problems Average annual percentage change in O&M costs 2008 - 2019 Electric utility1 Gas utility1 3% 2% 1% 1% DTE Electric Peer average DTE Gas

Two high-quality utilities operating in a constructive regulatory environment 1. UBS, December 2020 (50 states and Washington, D.C.) 17 DTE Electric ROE 10.5% 10.1% 10.1% 10.0% 10.0% 2015 2016 2017 2018 2019 10.3% 10.3% 10.1% 10.0% 10.0% 2015 2016 2017 2018 2019 DTE Gas ROE 7 9 18 9 8 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5 Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) 10-month rate cases supported by legislation; recovery mechanisms for renewables and gas infrastructure; 5-year distribution planning Authorized ROE Earned ROE Authorized ROE Earned ROE

Electric and gas utilities targeting net zero emissions by 2050 18 DTE Electric delivering clean and reliable energy to customers • 80% carbon emissions reduction by 2040; net zero by 2050 • $3 billion invested in renewable energy since 2009, increasing to nearly $5 billion by 2024 • Renewables to account for 25% - 30% of generated energy by 2030 • Reducing customer usage with energy efficiency programs • Enabling customers to invest in renewable energy and drive Michigan to a cleaner energy future DTE Gas working with suppliers, enhancing operations and partnering with customers to achieve net zero greenhouse gas emissions • Lowering greenhouse gas emissions by more than 6 million metric tons annually • Incorporating emissions reductions as purchasing criteria • Continuing main renewal upgrades and operational improvements • Assisting customers to reduce usage through energy efficiency programs • Exploring new initiatives such as a voluntary emissions offset program and advanced technologies such as hydrogen and carbon capture DTE Electric carbon emissions reductions 18 32% by 2023 50% by 2030 80% by 2040 Net Zero by 2050 P e rc e n t c a rb o n e m is s io n r e d u c ti o n DTE Gas greenhouse gas emissions reductions 45% 65% 80% 100% 20502040203020202005

$5 $7 $4 $5 $2 $2 ~$1 DTE Electric: increasing generation and distribution investments by $2 billion in 5-year plan to provide customers cleaner, more reliable energy 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 19 Cleaner energy ✓ Net zero carbon emissions target by 2050 ✓ 80% carbon emissions reduction target by 2040 Infrastructure renewal ✓ Addressing aging infrastructure and upgrading substations for current and future load growth Technology innovation ✓ Focusing on grid automation, superior customer channels and enhanced cybersecurity Electric investment 2020 - 2024 $12 $14 (billions) Targeting average annual operating earnings1 growth of 7% - 8% from 2020 original guidance midpoint Distribution infrastructure Renewables Base infrastructure Natural gas plant 2021 - 2025

DTE Gas: replacing aging infrastructure to reduce methane emissions while improving performance, cost and productivity 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 20 Gas investment $3.0 (billions) Additional opportunity $3.5 Targeting average annual operating earnings1 growth of 9% from 2020 original guidance midpoint Infrastructure renewal Base infrastructure $1.6 $1.6 $1.4 $1.4 $0.5 2020 - 2024 2021 - 2025 Main renewal ✓ Targeting net zero greenhouse gas emissions by 2050 ✓ Minimizing leaks to reduce costs and improve customer satisfaction Pipeline and transmission integrity ✓ Upgrading and replacing aging infrastructure Technology innovation ✓ Increasing automated meter reading to improve operational efficiencies and customer satisfaction

Midstream: diversified, long-term contracts and well-capitalized balance sheet bolster cash flow quality and growth potential

Unique midstream investment opportunity

- Only independent, mid-cap, gas-focused midstream company with exposure to the most well-positioned gas basins: Marcellus / Utica and Haynesville and connected to key demand centers

Growing cash flows

- Over 90% of revenue from contracts with average tenor of 9 - 10 years
- Diversified counterparties with solid credit profiles

Well-capitalized balance sheet and capital discipline

- Initially targeting ~4x debt / adjusted EBITDA[1] and ~2x dividend coverage ratio[2] in 2021

Visibility to long-term growth

- Organic growth on existing platforms
- Best-in-class forecasted free cash flow

Percentage of revenue from demand-based contracts or MVCs / flowing gas



100%
92%
93%
Contract credit provisions
Average contract tenor (years)
10
9
10
Regulated pipelines and storage
Gathering pipelines
Gathering

DTE

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors. Definition of DCF (non-GAAP) included in the appendix

21

Highly focused, independent gas pipeline, storage and gathering company with proven track record 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 22 Consistently delivering strong financial results • Solid adjusted EBITDA1 − $710 - $750 million in 2021 • Over $3.0 billion of cash generation since 2008; avoided raising additional debt and equity Positioned for future growth • Strong 5-year investment plan with contracted growth and attractive organic growth opportunities with strong unlevered returns − Executed majority of $1 billion of growth contractually secured on Blue Union / LEAP assets in 2020 − $1.2 - $1.7 billion of highly accretive organic growth through 2024 • Customary guidance and disclosures that follow best practices in this industry will be provided later in the process

P&I: operating earnings1 are underpinned by RNG and cogeneration growth opportunities 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 23 $135 - $150 $147 - $163 (millions) Operating earnings Power & Industrial Projects continuing origination success with $1.0 - $1.4 billion 5-year capital investment 2021 early outlook 2025E Industrial energy services ✓ Developing new cogeneration projects to improve customer environmental attributes and lower energy costs Renewable energy ✓ Expanding RNG business at landfill and agricultural sites to meet growing demand for carbon reduction

Overview Spin transaction Long-term growth Environmental, Social and Governance (ESG) Appendix 24

Focusing on our employees, customers and communities while delivering on our financial targets 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 25 Employees • Ensuring the health and safety of our employees • Ranked among the top 3% globally for employee engagement by Gallup • Devoted to diversity, equity, inclusion and a discrimination-free culture for our employees Customers • Delivering safe and reliable energy • Supporting customers with streamlined energy assistance • Ranked in the top 10 nationally for energy efficiency and customer savings • Top quartile at both utilities for residential satisfaction as ranked by J.D. Power Community • Addressing our communities’ most vital needs through philanthropy and volunteerism − Donating resources to provide food, shelter and access to medical services for families • Creating more than 34,000 jobs through local procurement since 2010 • Assisting our most vulnerable customers with 22 customer assistance days and $5 million of donations to outreach agencies in 2019 Investors • 5% - 7% operating EPS1 growth target; 7% dividend increase in 2020 and 2021 • Driving utility growth by investing in utility infrastructure and cleaner energy • Continuing strategic and sustainable growth in non-utility businesses • Ensuring strong balance sheet and liquidity position; delivering on cash flow and capital investment targets

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 26 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 27 Gallup Great Workplace Award 8 consecutive years Inclusion of women-owned businesses in their supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Company diversity Named as one of America’s best large employers Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 28 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 29 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

A force for growth and prosperity in the Michigan communities we serve 30 30 World class volunteerism improves our communities and contributes to employee engagement Consistently recognized as a top employer Our efforts include education and mentoring programs Partnering with a correctional facility to train inmates to become tree trimmers upon their release 1,700 high school and college students hired or sponsored in 2019, providing experience in different office or skilled trade careers 1,000 individuals with multiple barriers to employment committed to be hired over the next five years $11 billion purchased from Michigan businesses since 2010 34,000 local jobs have been created as a result of our investments into our communities 50 companies nationwide received this honor from Points of Light Only company in Michigan to be recognized Revitalizing neighborhoods and investing in communities DTE’s commitment to community involvement has led to increasing customer satisfaction ratings and DTE being named #1 utility in the “Civic 50” by Points of Light

Helping employees, communities and customers through COVID-19 31 Employees Successfully implemented work from home for over half of our employees New procedures to ensure plant and employee safety Providing personal protective equipment for employees Communities Led $23 million initiative that provided 51,000 education tablets and internet access to Detroit Public Schools 2 million KN95 masks donated to emergency managers, first responders and hospitals Foundation has contributed over $21 million to COVID-19 relief efforts in addition to annual foundation grants of $20 million Customers DTE trained over 60 employees to guide customers through enrollment process with thousands of customers set to receive State Emergency Relief payments during COVID-19 Significantly streamlined payment plans for customers who were impacted by COVID-19

Health and safety of our people is a priority 32 • Multiple safety committees spanning all levels of the company providing input into seasonal safety plans, addressing unique challenges of each business unit • Regular employee safety training − Leading industry OSHA rate in 2020 with recordable injury rate of ~0.40 − Established categories of highest risk work and include training on these activities in people’s daily work to mitigate risk of serious injuries − Embedded the concept in our culture that everyone at DTE is “200% accountable for safety” – 100% accountable for their own safety and 100% accountable for the safety of everyone around them • Received American Gas Association Safety Achievement Award for excellence in employee safety • Recognized in the top 2% of companies surveyed in company safety culture by the National Safety Council • Led the development of statewide COVID-19 prevention campaign aimed at young adults

Committed to diversity, equity and inclusion, creating an environment where all are welcome 33 Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • $600 million invested with certified minority and women suppliers in 2019 as part of our award-winning Supplier Diversity Program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ groupBlack professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group 9 active employee resource groups that promote a safe and welcoming environment, and offer professional development, networking, mentoring and support

35% of the 5-year, $10 billion commitment in diverse- owned businesses $2.1B invested in Michigan businesses in 2019 $783M invested with Detroit businesses $609M invested with diverse women and minority owned suppliers 34,000 jobs created since 2010 $13 $41 $61 $58 $104 $216 2019 Michigan spend (millions) Building on the momentum of the last decade, DTE has committed to procure $10 billion with Michigan-based companies over the next 5 years 34

Governance framework provides shareholder rights and enables sustainable value creation 35 average tenure~8yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 36

2019 CDP Climate Change (Link) 2019 CDP Water Security (Link) 2019 Energy Waste Reduction Report (Link) 2019 Health & Well-being Report (Link) 2019 Integrated Resource Plan Summary (Link) 2019 - 2020 Corporate Citizenship Highlights (Link) 2019 - 2020 Task Force on Climate-related Financial Disclosures Report (Link) 2019 - 2020 Sustainability Accounting Standards Board Mapping Report (Link) 2020 Environmental Social Governance and Sustainability Report (Link) DTE ESG REPORTS & DISCLOSURES

Overview Spin transaction Long-term growth Environmental, Social and Governance (ESG) Appendix 38

2021 early outlook Primary drivers DTE Electric $826 - $840 Distribution and cleaner generation investments DTE Gas 202 - 212 Continued main renewal and other infrastructure improvements Gas Storage & Pipelines2 296 - 312 Organic growth on early phase platforms Power & Industrial Projects 147 - 163 New RNG and on-site energy projects Energy Trading 15 - 25 Corporate & Other2 (148) - (138) Increased debt issuances DTE Energy2 $1,338 - $1,414 Operating EPS2 $6.88 - $7.26 2021 early outlook provides 7% operating EPS1 growth over 2020 original guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur by mid-year 2021 and any post-spin guidance will be provided later in the process 39 (millions, except EPS)

DTE Electric • General rate case final order (U-20561) − Effective: May 15, 2020 − Rate recovery: $188 million − ROE: 9.9% − Capital structure: 50% equity, 50% debt − Rate base: $17.9 billion • Renewable energy plan (U-18232) − Received order: July 9, 2020 − 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar) • Alternative rate case strategy (U-20835) − Received order: July 9, 2020 − Delays rate case filing until 2021 • Voluntary renewable plan (U-20713) − Filed: August 31, 2020 − Additional 420 MW of solar by 2022 • Innovative, one-time customer refund regulatory liability (U-20921) − Received order: December 9, 2020 − $30 million voluntary refund − Deferring rate case until May 2021 DTE Gas • General rate case settlement approved August 2020 (U-20642) − Effective: October 1, 2020 − Rate recovery: $110 million along with $20 million of accelerated deferred tax amortization − ROE: 9.9% − Capital structure: 52% equity, 48% debt • Voluntary emissions offset plan (U-20839) − Received order: October 29, 2020 − Compromised of a combination of both carbon offsets and Renewable Natural Gas (RNG) − 95% of planned emissions reduction is carbon emissions − 5% of planned emissions reduction is RNG DTE Electric and DTE Gas regulatory update 40 Dan Scripps Chair Katherine Peretick Commissioner Tremaine Phillips Commissioner Michigan Public Service Commission

Pipelines • 900 miles of FERC regulated gas transmission lines providing connectivity to high-quality markets Storage • 91 Bcf of FERC regulated storage capacity • Capitalizing on strategic locations to serve key markets and future load growth Gathering • Platform systems with 1,450 miles of gathering lines • Serving some of the strongest geologies in growing natural gas basins and backed by MVCs and acreage dedications Energy industry leader with the assets, resources and capabilities to stand on its own 41 Key markets Mid-Atlantic & LNG Ontario Northeast Texas Florida Midwest Southeast Louisiana & LNG Premier natural gas platform links world class supply to growing major demand markets

Visibility into highly accretive Midstream growth projects 1. Public Utility Commission of Ohio 42 Platforms Regulation Phase Growth opportunities Blue Union Early Gathering build-outs LEAP System Early Gathering build-outs / compression / market connections NEXUS Pipeline FERC Early Compression / market connections Generation Pipeline PUCO1 Early Market connections Link Lateral and Gathering Early / Mid Gathering build-outs Bluestone Advanced Market connections Vector Pipeline FERC Advanced Compression / bi-directional service / market connections Millennium Pipeline FERC Advanced Compression / bi-directional service / market connections Storage MPSC / FERC Advanced Compression

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures 43 Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. DCF is calculated as Adjusted EBITDA less pre-tax interest expense, maintenance capital investment and cash taxes. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the Midstream industry. DCF is used in the calculation of dividend coverage ratios, which DTE Energy management believes is another meaningful performance measurement to disclose to Midstream analysts and investors. Reconciliation of net income to Adjusted EBITDA or DCF as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

Reconciliation of reported to operating earnings (non-GAAP) 44 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.